Core Scientific Announces Third Quarter 2026 Results
MIAMI, Florida, November 5, 2026 - Core Scientific, Inc. (NASDAQ: CORZ), a leader in digital infrastructure for high-density colocation services (“HDC”), today announced financial results for the third quarter ended September 30, 2026.
“Our execution at scale is translating into results, with a significant sequential increase in GAAP colocation revenue,” said Adam Sullivan, Chief Executive Officer of Core Scientific. “We are nearing full delivery under our first colocation agreement while construction under our second is underway across five campuses. With revenue growing and substantial contracted capacity still to deliver, we have built a strong foundation for our next phase of growth.”
Recent Business Developments
•Colocation revenue increased nearly 60% sequentially to $215.4 million in the third quarter of 2026, driven by continued delivery of billing megawatts.
•Billing for 485 MW of capacity as of September 30, 2026, representing over $700 million in average annualized colocation GAAP revenue.
•Net income increased to $1.2 billion, benefiting from a non-cash gain in the change in fair value of warrants. Adjusted EBITDA more than tripled sequentially to $133.6 million, with margins expanding to 57%, up from 25%.
Financial Summary and Operating Metrics (in millions, except billing megawatts)

Metric	Q3 2026	Q2 2026	Q3 2025
Billing MW	485	395	N/A
Colocation Revenue	$215.4	$136.7	$15.0
Total Revenue	$232.9	$164.2	$81.1
Gross Profit	$123.3	$70.0	$3.9
Net income (loss)(1)	$1,178.1	$(1,155.3)	$(144.0)
Adjusted EBITDA	$133.6	$41.1	$6.5
Capital Expenditures (“CapEx”)(2)	$985.1	$797.5	$244.5
Liquidity and DSRA(3)	$1,744.2	$2,601.1	$694.8

(1)Net income (loss) for the quarters ended September 30, 2026 and June 30, 2026 were primarily driven by the change in fair value of warrants, reflecting changes in the Company’s stock price during the periods.
(2)CapEx includes purchases of property, plant and equipment and acquisitions of land and development rights.
(3)Liquidity and DSRA is comprised of cash and cash equivalents, digital assets, revolver availability, and all restricted cash including the debt service reserve accounts. Restricted cash as of September 30, 2026 and June 30, 2026 included funds held in escrow in connection with certain utility and development costs. As of June 30, 2026, restricted cash also included funds held in escrow for the now closed Polaris DS LLC acquisition. There was no restricted cash as of September 30, 2025.
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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 2
Conference Call and Earnings Presentation
In conjunction with this release, Core Scientific, Inc. will host a conference call today, Thursday, November 5, 2026, at 8:30 am Eastern Time that will be webcast live. Adam Sullivan, Chief Executive Officer, Jim Nygaard, Chief Financial Officer, and Jon Charbonneau, Senior Vice President, Investor Relations will host the call.
Investors with Internet access may listen to the live audio webcast via the Investor Relations page of the Core Scientific, Inc. website, http://investors.corescientific.com or by using the following link https://event.choruscall.com/mediaframe/webcast.html?webcastid=9RapppQ4
A supplementary investor presentation for the third quarter 2026 may be accessed at https://investors.corescientific.com/news-events/presentations

Audio Replay

An audio replay of the event will be archived on the Investor Relations section of the Company's website at http://investors.corescientific.com.

About Core Scientific
Core Scientific is a leader in designing, building and operating large scale, purpose-built data centers for high-density colocation (“HDC”) services. Core Scientific operates facilities for high-density colocation services serving artificial intelligence-related (“AI”) workloads and is a premier provider of digital infrastructure and services to its third-party customers. The majority of the Company's revenue is derived from high-density colocation services, with the remainder derived from earning digital assets for the Company's own account and from digital asset mining hosting services. The Company is in the process of repurposing its remaining mining facilities to support its high-density colocation services business as circumstances allow. Core Scientific’s facilities are located in Alabama (1), Georgia (2), Kentucky (1), North Carolina (1), North Dakota (1), Oklahoma (1) and Texas (4). To learn more, visit www.corescientific.com.
Special Note Regarding Forward-Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). Forward-looking statements may include words such as “aim,” “estimate,” “plan,” “project,” “forecast,” “goal,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue, contracted revenue and other financial and performance metrics, projections of market opportunity and expectations, the Company’s ability to scale and grow its business, successfully finance and complete construction of its data centers, source sufficient electrical energy, necessary long lead infrastructure components, supplies and equipment, the expected growth of the Company, the Company’s ability to source and retain talent, and our ability to source and acquire suitable additional land and power. These statements are provided for illustrative purposes only and are based on various assumptions, whether or not identified in this press release, and on the current expectations of the Company’s management. These forward-looking statements are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to
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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 3
predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.
These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Part I. Item 1A. — “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s Quarterly Reports on Form 10-Q. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements.
There may be additional risks that the Company could not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release and should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 4
Core Scientific, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except par value)

	September 30, 2026	June 30, 2026	December 31, 2025
Assets
Current Assets:
Cash and cash equivalents	$803,941	$1,769,735	$311,378
Digital assets	2,690	49,675	222,000
Customer funding receivable	282,659	383,758	337,158
Restricted cash, current portion	201,745	165,745	—
Other current assets	131,115	74,731	25,001
Total Current Assets	1,422,150	2,443,644	895,537
Property, plant and equipment, net	2,630,353	1,774,142	1,293,299
Intangibles, net	737,531	228,625	1,076
Operating lease right-of-use assets	110,503	114,199	108,484
Deferred lease incentive, net of current portion	295,000	—	—
Restricted cash, net of current portion	635,858	615,911	—
Other noncurrent assets	104,319	80,972	49,248
Total Assets	$5,935,714	$5,257,493	$2,347,644
Liabilities and Stockholders’ Deficit
Current Liabilities:
Accounts payable	$120,876	$112,374	$126,106
Accrued expenses	779,520	509,189	511,957
Deferred revenue, current portion	309,065	287,201	127,561
Warrant liabilities, current portion	880,725	1,811,587	—
Other current liabilities	17,028	17,443	15,777
Total Current Liabilities	2,107,214	2,737,794	781,401
Long-term debt	4,302,175	4,297,967	1,060,325
Deferred revenue, net of current portion	264,506	367,242	428,290
Warrant liabilities, net of current portion	238,180	163,683	936,107
Other noncurrent liabilities	115,717	110,163	104,261
Total Liabilities	7,027,792	7,676,849	3,310,384

Commitments and contingencies

Stockholders’ Deficit:
Preferred stock; $0.00001 par value; 2,000,000 shares authorized; none issued and outstanding at September 30, 2026 and December 31, 2025	—	—	—
Common stock; $0.00001 par value; 10,000,000 shares authorized at September 30, 2026 and December 31, 2025; 321,972 and 314,231 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	3	3	3
Additional paid-in capital	3,378,990	3,229,842	3,183,960
Accumulated deficit	(4,471,071)	(5,649,201)	(4,146,703)
Total Stockholders’ Deficit	(1,092,078)	(2,419,356)	(962,740)
Total Liabilities and Stockholders’ Deficit	$5,935,714	$5,257,493	$2,347,644
Certain prior year amounts have been reclassified for consistency with the current year presentation.
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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 5
Core Scientific, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenue:
Colocation revenue	$215,432	$136,669	$14,951	$429,640	$34,084
Digital asset self-mining revenue	12,263	21,535	57,438	63,903	187,041
Digital asset hosted mining revenue	5,171	5,997	8,714	18,768	18,131
Total revenue	232,866	164,201	81,103	512,311	239,256
Cost of revenue:
Cost of colocation services	87,059	56,686	11,066	177,363	28,602
Cost of digital asset self-mining	19,755	33,700	59,438	100,644	180,197
Cost of digital asset hosted mining services	2,780	3,771	6,694	10,882	13,314
Total cost of revenue	109,594	94,157	77,198	288,889	222,113
Gross profit	123,272	70,044	3,905	223,422	17,143
Loss (gain) on fair value of digital assets	(19,264)	9,368	(10,957)	(3,338)	(30,066)
Loss on disposal of property, plant and equipment	5,342	1,273	300	20,253	4,472
Loss on remeasurement of assets held for sale, net	1,518	19,495	—	21,013	—
Impairment of property, plant and equipment	—	—	—	266,488	—
Loss on contract termination	—	41,948	—	41,948	—
Colocation organizational and site startup costs	12,932	27,039	16,174	48,636	39,496
Advisor fees	4,839	381	5,785	5,553	7,083
Selling, general and administrative	45,555	49,008	47,395	139,408	124,272
Operating income (loss)	72,350	(78,468)	(54,792)	(316,539)	(128,114)
Non-operating expenses (income), net:
Loss on debt extinguishment	—	5,435	—	5,435	1,377
Interest expense (income), net	35,047	23,833	(821)	63,737	(4,193)
Change in fair value of warrants and contingent value rights	(1,034,358)	1,045,515	74,864	41,956	363,358
Loss on legal settlements	—	—	15,075	500	15,504
Other non-operating expenses (income), net	37	152	(8)	200	(73)
Total non-operating expenses (income), net	(999,274)	1,074,935	89,110	111,828	375,973
Income (loss) before income tax expense (benefit)	1,071,624	(1,153,403)	(143,902)	(428,367)	(504,087)
Income tax expense (benefit)	(106,506)	1,907	125	(103,999)	488
Net income (loss)	$1,178,130	$(1,155,310)	$(144,027)	$(324,368)	$(504,575)

Net income (loss) per share, basic	$3.42	$(3.32)	$(0.45)	$(0.93)	$(1.48)
Net income (loss) per share, diluted	$0.47	$(3.32)	$(0.45)	$(0.93)	$(1.48)

Weighted average shares outstanding, basic	327,700	325,329	318,562	325,334	317,363
Weighted average shares outstanding, diluted	469,006	325,329	318,562	325,334	317,363

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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 6

Supplemental information - stock based compensation:
Cost of revenue	$685	$1,283	$1,251	$2,821	$3,574
Colocation organizational and site startup costs	6,584	4,302	7,241	15,110	14,831
Selling, general and administrative	17,916	12,655	21,454	43,255	51,896
Stock-based compensation expense, net of amounts capitalized	25,185	18,240	29,946	61,186	70,301
Capitalized stock-based compensation	57	519	227	1,202	623
Total stock-based compensation cost	$25,242	$18,759	$30,173	$62,388	$70,924

Certain prior year amounts have been reclassified for consistency with the current year presentation.

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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 7
Core Scientific, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2026	2025
Cash flows from Operating Activities:
Net loss	$(324,368)	$(504,575)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	50,133	54,816
Loss on disposal of property, plant and equipment	20,253	4,472
Loss on remeasurement of assets held for sale, net	21,013	—
Impairment of property, plant and equipment	266,488	—
Change in operating lease right-of-use assets	10,046	8,248
Stock-based compensation	61,186	70,301
Digital asset self-mining revenue	(63,903)	(187,396)
Proceeds from sales of digital assets generated by self-mining revenue(1)	286,765	—
Gain on fair value of digital assets	(3,338)	(30,066)
Change in fair value of warrants and contingent value rights	41,956	363,358
Loss on debt extinguishment	5,435	1,377
Deferred income taxes	(105,816)	—
Accrued interest capitalized to construction in progress	(23,273)	—
Changes in operating assets and liabilities:
Customer funding receivable	54,499	(335,643)
Accounts payable	(82,177)	105,615
Accrued expenses	167,124	244,977
Deferred revenue from colocation services	19,151	323,796
Other current assets	(50,979)	11,500
Other operating assets and liabilities, net	(53,952)	(10,040)
Net cash provided by operating activities	296,243	120,740
Cash flows from Investing Activities:
Purchases of property, plant and equipment	(1,494,979)	(449,752)
Proceeds from sales of property, plant and equipment	6,094	1,929
Cash paid for asset acquisitions	(676,881)	—
Other investing activities	(149)	(15,160)
Net cash used in investing activities	(2,165,915)	(462,983)
Cash flows from Financing Activities:
Debt extinguishment payments	(1,000,000)	(26,862)
Proceeds from the issuance of debt	4,275,250	—
Debt issuance costs	(50,907)	—
Taxes paid related to net share settlement of equity awards	(35,152)	(5,893)
Principal payments on debt	—	(8,613)
Proceeds from exercise of warrants	11,742	1,746
Other financing activities	(1,095)	(1,672)
Net cash provided by (used in) financing activities	3,199,838	(41,294)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,330,166	(383,537)
Cash, cash equivalents and restricted cash—beginning of period	311,378	836,980
Cash, cash equivalents and restricted cash—end of period	$1,641,544	$453,443

Supplemental disclosures of other cash flow information:
Cash paid for interest, net of capitalized interest	$19,313	$15,285
Income tax payments	640	$298

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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 8

Supplemental disclosures of non-cash investing and financing activities:
Purchases of property, plant and equipment in accounts payable and accrued expenses	$429,937	$154,440
Reclass of property, plant and equipment to held for sale	$51,262	$—
Operating lease right-of-use assets obtained in exchange for lease obligations	$13,440	$2,154
Non-cash exercise of warrants	$1,514	$24,692
Liabilities assumed in acquisition	$115,790	$—
Issuance of warrants	$296,423	$—
Interest capitalized to construction in progress	$25,828	$—

Reconciliation of cash, cash equivalents and restricted cash within the Condensed Consolidated Balance Sheets to the amounts shown in the Condensed Consolidated Statements of Cash Flows above:
Cash and cash equivalents	$803,941	$453,443
Restricted cash, current portion	201,745	—
Restricted cash, net of current portion	635,858	—
Total cash, cash equivalents and restricted cash	$1,641,544	$453,443
(1)Proceeds from digital assets received as noncash revenue consideration liquidated at management's discretion.
Certain prior year amounts have been reclassified for consistency with the current year presentation.
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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 9
Core Scientific, Inc.
Segment Results
(Unaudited, in thousands, except percentages)

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Colocation Segment
Colocation revenue:
License fees	$157,265	$98,812	$9,848	$315,272	$22,853
Power fees passed through to customer	57,556	35,073	3,553	113,689	9,603
Maintenance and other	611	2,784	1,550	679	1,628
Total colocation revenue	215,432	136,669	14,951	429,640	34,084
Cost of colocation services:
Power fees passed through to customer	57,556	35,073	3,553	113,689	9,604
Depreciation expense	10,061	4,621	219	16,757	389
Employee compensation	6,419	4,801	2,209	14,206	4,651
Facility operations expense	10,371	10,381	4,383	27,507	12,570
Other segment items(1)	2,652	1,810	702	5,204	1,388
Total cost of colocation services	87,059	56,686	11,066	177,363	28,602
Colocation gross profit	$128,373	$79,983	$3,885	$252,277	$5,482
Colocation gross margin	60%	59%	26%	59%	16%

Digital Asset Self-Mining Segment
Digital asset self-mining revenue	$12,263	21,535	$57,438	$63,903	$187,041
Cost of digital asset self-mining:
Power fees	10,483	17,861	33,280	55,614	94,319
Depreciation expense	7,173	9,897	15,474	30,978	52,792
Employee compensation	1,255	4,052	7,803	8,834	23,411
Facility operations expense	636	1,286	2,089	3,895	7,458
Other segment items(1)	208	604	792	1,323	2,217
Total cost of digital asset self-mining	19,755	33,700	59,438	100,644	180,197
Digital Asset Self-Mining gross profit	$(7,492)	$(12,165)	$(2,000)	$(36,741)	$6,844
Digital Asset Self-Mining gross margin	(61)%	(56)%	(3)%	(57)%	4%

Digital Asset Hosted Mining Segment
Digital asset hosted mining revenue from customers	$5,171	5,997	$8,714	$18,768	$18,131
Cost of digital asset hosted mining services:
Power fees	1,987	2,356	4,793	7,646	9,367
Depreciation expense	401	626	376	1,332	856
Employee compensation	233	542	1,115	1,202	2,225
Facility operations expense	119	167	297	520	665
Other segment items(1)	40	80	113	182	201
Total cost of digital asset hosted mining services	2,780	3,771	6,694	10,882	13,314
Digital Asset Hosted Mining gross profit	$2,391	$2,226	$2,020	$7,886	$4,817
Digital Asset Hosted Mining gross margin	46%	37%	23%	42%	27%

Consolidated
Consolidated total revenue	$232,866	$164,201	$81,103	$512,311	$239,256
Consolidated cost of revenue	$109,594	$94,157	$77,198	$288,889	$222,113
Consolidated gross profit	$123,272	$70,044	$3,905	$223,422	$17,143
Consolidated gross margin	53%	43%	5%	44%	7%

(1)Other segment items consist primarily of software and IT costs, travel, professional and contract services, and telecommunications costs.

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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 10
Core Scientific, Inc.
Non-GAAP Financial Measures
(Unaudited)
Adjusted EBITDA is a non-GAAP financial measure defined as our net loss, adjusted to eliminate the effect of (i) interest expense (income), net; (ii) provision for income taxes; (iii) depreciation and amortization; (iv) stock-based compensation expense; (v) loss on disposal and impairment of property, plant and equipment; (vi) loss on remeasurement of assets held for sale; (vii) loss on contract termination; (viii) colocation organizational startup costs primarily related to the initial ramp up of new colocation sits and the conversion of existing facilities to colocation data center operations; (ix) loss on debt extinguishment; (x) change in fair value of warrant and contingent value rights; (xi) loss on legal settlements; (xii) post-emergence bankruptcy advisory costs incurred related to reorganization and (xiii) certain additional non-cash items that do not reflect the performance of our ongoing business operations. For additional information, including the reconciliation of net loss to Adjusted EBITDA, please refer to the table below. We believe Adjusted EBITDA is an important measure because it allows management, investors, and our Board of Directors to evaluate and compare our operating results, including our return on capital and operating efficiencies, from period-to-period by making the adjustments described above. In addition, it provides useful information to investors and others in understanding and evaluating our results of operations, as well as provides a useful measure for period-to-period comparisons of our business, as it removes the effect of net interest expense, taxes, certain non-cash items, variable charges and timing differences. Moreover, we have included Adjusted EBITDA in this earnings release because it is a key measurement used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic and financial planning.
The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature or because the amount and timing of these items are not related to the current results of our core business operations which renders evaluation of our current performance, comparisons of performance between periods and comparisons of our current performance with our competitors less meaningful. However, you should be aware that when evaluating Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating this measure. Our presentation of this measure should not be construed as an inference that its future results will be unaffected by unusual items. Further, this non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). We compensate for these limitations by relying primarily on GAAP results and using Adjusted EBITDA on a supplemental basis. Our computation of Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies because not all companies calculate this measure in the same fashion. You should review the reconciliation of net loss to Adjusted EBITDA below and not rely on any single financial measure to evaluate our business.
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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 11

The following table reconciles the non-GAAP financial measure to the most directly comparable U.S. GAAP financial performance measure, which is net loss, for the periods presented (in thousands):

	Three Months Ended			Nine Months Ended
	September 30, 2026	June 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Adjusted EBITDA
Net income (loss)	$1,178,130	$(1,155,310)	$(144,027)	$(324,368)	$(504,575)
Adjustments:
Interest expense (income), net	35,047	23,833	(821)	63,737	(4,193)
Income tax expense (benefit)	(106,506)	1,907	125	(103,999)	488
Depreciation and amortization	17,987	15,498	16,329	50,133	54,816
Stock-based compensation expense	18,601	13,938	22,705	46,076	55,470
Loss on disposal of property, plant and equipment	5,342	1,273	300	20,253	4,472
Loss on remeasurement of assets held for sale, net	1,518	19,495	—	21,013	—
Impairment of property, plant and equipment	—	—	—	266,488	—
Colocation organizational and site startup costs(1)	12,932	27,039	16,174	48,636	39,496
Loss on contract termination	—	41,948	—	41,948	—
Loss on debt extinguishment	—	5,435	—	5,435	1,377
Change in fair value of warrants and contingent value rights	(1,034,358)	1,045,515	74,864	41,956	363,358
Loss on legal settlements	—	—	15,075	500	15,504
Post-emergence bankruptcy advisory costs(2)	29	397	278	743	1,576
Merger transaction advisor fees(2)	4,809	(16)	5,507	4,809	5,507
Other	37	151	(8)	200	(73)
Adjusted EBITDA	$133,568	$41,103	$6,501	$183,560	$33,223

(1)Included in Colocation organizational and site startup costs are costs associated to Stock-based compensation expense of $6.6 million, $4.3 million, and $7.2 million for the three months ended September 30, 2026, June 30, 2026, and September 30, 2025, respectively, and $15.1 million and $14.8 million for the nine months ended September 30, 2026 and 2025, respectively. For the nine months ended September 30, 2025, there was also $4.4 million in site conversion demolition costs.
(2)Included in Advisor fees on the condensed consolidated statements of operations.

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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 12
Term Library

Term (MW)	Definition	How management uses it
Gross Utility Power Capacity	Total electric utility power capacity agreements associated with our data center sites under our control as of period end, including capacity that is commissioned for future use.	Used for portfolio planning and utility power allocation discussions.
Total Leasable Customer Power Capacity	Our estimate of the total non-redundant customer IT load that our data center sites could support in the aggregate as of period end, regardless of whether such capacity has been contracted with customers or remains available for sale. This metric is representative of the amount of power available for customer use in servicing their workloads.	Used to assess total customer usable IT load available for leasing, evaluate leased versus unleased capacity, and plan conversion/development sequencing and sales capacity.
Leased Customer Power Capacity	Power capacity that is committed to customers under executed customer contracts, regardless of whether service has commenced as of period end.	Used to monitor signed customer commitments and contracted backlog and to plan future deployment/commissioning requirements.
Unleased Customer Power Capacity	The portion of Total Leasable Customer Power Capacity not committed under customer contracts as of period end. This metric is calculated as Total Leasable Customer Power Capacity minus Leased Customer Power Capacity.	Used to monitor remaining uncommitted customer IT load and to prioritize incremental contracting and conversion/commissioning plans.
Billable Customer Power Capacity	Portion of Leased Customer Power Capacity for which service has commenced, and we are actively billing as of period end.	Used to monitor in-service customer power that is billing and to track deployment/commissioning pace and near-term revenue ramp.
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Core Scientific, Inc. Third Quarter 2026 Earnings Release - 13
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